SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    Form 8-K

                CURRENT REPORT Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 11, 2000



                             SYMBOLLON CORPORATION
             (Exact name of Registrant as specified in its charter)


    Delaware                     0-22872                 36-3463683
----------------------------   -----------  ------------------------------------
(State or other jurisdiction   (Commission  (I.R.S. Employer Identification No.)
of incorporation)              File Number)



               37 Loring Drive, Framingham, Massachusetts 01702
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (508) 620-7676
                           -------------------------


                                 Not Applicable
                           -------------------------
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events
         ------------
                On September 11, 2000 Symbollon reported that 586,910 warrants were voluntarily exercised by their holders at $3.00 per share. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------
         (c)      Exhibits.
                  --------
         99.1     September 11,  2000 Press Release of the  Company.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 11, 2000                      SYMBOLLON CORPORATION


                                        By:   /s/ Paul C. Desjourdy
                                           ------------------------------
                                           Paul C. Desjourdy
                                           President, Chief Operating Officer
                                           and Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.                  Description                               Page No.
-----------                  -----------                               --------

  99.1               September 11, 2000 Press Release of the Company.